UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2006

NetIQ Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26757	77-0405505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3553 North First Street, San Jose, CA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 856-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 2, 2006, NetIQ Corporation (the “Company”) issued a press release announcing that Charles M. Boesenberg, Chairman and CEO, intends to transition to Executive Chairman by June 30, 2006. The Company has engaged an executive search firm to identify candidates for the position of CEO, and the Board of Directors intends to consider internal and external candidates for that position. A copy of the press release is furnished herewith.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release, dated February 2, 2006, announcing intention of Charles M. Boesenberg to transition to Executive Chairman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetIQ Corporation

By:	/s/ Betsy E. Bayha
Betsy E. Bayha
Senior Vice President, General Counsel
and Secretary

Date:	February 8, 2006

Exhibit Index

99.1	Press release, dated February 2, 2006, announcing intention of Charles M. Boesenberg to transition to Executive Chairman.